Exhibit 99.1

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Lendmark Financial Services, LLC (the “Company”)
BMO Capital Markets Corp. (the “Structuring Agent”)
Barclays Capital Inc.
Citigroup Global Markets Inc.
Goldman Sachs & Co. LLC
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Lendmark Funding Trust 2021-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (“Securitization_21_1_03_31_2021-available.xlsb”) provided by the Company on April 9, 2021, containing certain information related to 73,747 consumer loans (the “Loans”) as of March 31, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Lendmark Funding Trust 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality thresholds listed in the table below.

●
The term “Loan Agreements” means copies of loan agreements for each Selected Loan (defined below) provided by the Company. We make no representation regarding the execution of the Loan Agreements by the borrower or the validity of the borrower(s) signature(s).

We were instructed by the Company to perform the following agreed-upon procedures on the Loans in the Data File:

A.
We randomly selected 300 Loans from the Data File (the “Selected Loans”). The Company did not inform us as to the basis for how they determined the number of Loans that we were instructed to randomly select from the Data File. A listing of the Selected Loans was provided to the Company.

B.
For each of the Selected Loans, we compared the specified attributes in the Data File to the corresponding information in the Loan Agreements utilizing instructions provided by the Company (as applicable). The Specified Parties indicated that the absence of any of the Loan Agreements or the inability to agree the indicated information from the Data File to the Loan Agreements for each of the specified attributes, utilizing the respective materiality threshold and instructions indicated below, constituted an exception.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Attributes	Materiality Thresholds/Instructions
First 5 (five) Characters of the Borrower(s) Last Name (Borrower_LastName)	None
Account Number (OrigBrAcct)	None
Date of Contract (Origination_Date)	+/- 30 calendar days Consider the Date of Contract to be the later of the contract date, delivery date, or purchase date, as found in the Loan Agreements
Total of Payments (Total_Of_Payments)	+/- $0.50 multiplied by Number of Payments
Annual Percentage Rate (APR) (APR_Original)	+/- 0.025%
Amount of Standard Payment (Original_Monthly_Payment)	+/- $0.50
Number of Payments (Original_Term)	None

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information in the Data File and the Loan Agreements, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Loans, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Loan Agreements which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

New York, New York
April 30, 2021